Due from non-controlling interest	12 Months Ended
Dec. 31, 2017
Due from non-controlling interest
10. Due from non-controlling interest (continued)
The amounts due from ENAMCO arose originally in October 2007 when the Company entered into an agreement with ENAMCO whereby the State increased its ownership in BMSC to 40% from its previous 10% free carried interest provided by Eritrean mining legislation. In June 2016, the Company signed an amended shareholders agreement with ENAMCO confirming that the remaining amount due from non-controlling interest of $10,000 would be paid by ENAMCO in two $5,000 installments in October 2016 and April 2017, respectively, both of which have now been received. Interest income of $nil was recorded during the year ended December 31, 2017 (2016 - $898).
	2017	2016
Opening Balance	$5,000	$44,180

Accrued interest on purchase price receivable	-	898
Amounts received from non-controlling interest, including interest	(5,000)	(17,500)
Non-monetary exchange for mineral properties	-	(22,578)
Total due from non-controlling interest	$-	$5,000
Less: non-current portion of due from non-controlling interest	-	-
Due from non-controlling interest recorded as a current asset	$-	$5,000